Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

To the shareholders of

ZN Vision Technologies AG

We have audited the accompanying balance sheets of ZN Vision Technologies AG as of December 31, 2003 and 2002, and the related statements of operations and stockholders’ equity for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZN Vision Technologies AG at December 31, 2003 and 2002, and the results of its operations for the years then ended in conformity with accounting principles generally accepted in the Federal Republic of Germany. Although not wishing to qualify this assessment, we would like to point out that the Company’s continued existence will depend on the continued influx of funds if the capital reserves are exhausted.

Düsseldorf, Germany

May 14, 2004

BDO Deutsche Warentreuhand Aktiengesellschaft Wirtschaftsprüfungsgesellschaft

/s/ Dr. Rosenbaum	/s/ Eckmann
Wirtschaftsprüfer	Wirtschaftsprüfer

ZN VISION TECHNOLOGIES AG

BALANCE SHEETS

(in thousands)

(German GAAP)

	December 31
	2002	2003
	€	€
ASSET
Fixed assets
Intangible assets	184	138
Property, plant and equipment	166	114

	350	252

Current assets
Inventories	97	149
Accounts receivable from trading	258	686
Other assets	246	44
Liquid assets	2,759	370

	3,360	1,249

	3,710	1,501

CAPITAL
Shareholders’ equity
Capital subscribed	60	60
Capital surplus	10,136	10,136
Accumulated deficit	(2,574)	(7,046)
Net loss	(4,472)	(2,831)

	3,150	319

Loan Capital
Other provisions and accrued liabilities	272	1,117
Advance payments received	184	0
Other liabilities	104	65

	560	1,182

	3,710	1,501

See accompanying notes to audited financial statements

ZN VISION TECHNOLOGIES AG

STATEMENT OF OPERATIONS

(in thousands)

(German GAAP)

	Year ended December 31
	2002	2003
	€	€
Sales	1,417	1,744
Cost of materials	(372)	(391)

Gross profit	1,045	1,353

Personnel expenses	(3,314)	(3,352)
Amortization on intangible and fixed assets	(133)	(131)
Other operating income	1,599	1,112
Other operating expenses	(1,395)	(1,921)

Operating result	-2,198	-2,910

Write down of long-term financial assets and current securities	(21)	(2)
Other interest and similar income	40	81
Interest and similar expenses	(2)	(0)
Extraordinary non cash loss	(2,291)	(0)

Annual loss	-4,472	-2,831

See accompanying notes to audited financial statements

ZN VISION TECHNOLOGIES AG

STATEMENT OF STOCKHOLDERS EQUITY

For the years ended December 2002 and 2003

(in thousands)

(German GAAP)

	Capital Subscribed	Capital Surplus	Accumulated Deficit	Total Stockholders’ Equity
	TEUR	TEUR	TEUR	TEUR
Balance, December 31, 2001	50	6,136	(2,574)	3,612
Company refinancing	10	4,000	—	4,010
Annual loss for the year 2002	—	—	(4,472)	(4,472)

Balance, December 31, 2002	60	10,136	(7,046)	3,150
Annual loss for the year 2003	—	—	(2,831)	(2,831)

Balance, December 31, 2003	60	10,136	(9,877)	319

See the accompanying notes to the financial statements.

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

I. GENERAL INFORMATION

PROVISTA Achtundvierzigste Vermögensverwaltungs-Aktiengesellschaft, or Provista, was founded on November 22, 1999 in Hamburg and was recorded in the register of companies at Hamburg district court under the registration number HRB 73649 on December 14, 1999.

In 2000, PROVISTA was renamed ZN Vision Technologies AG and the registered office was relocated to Bochum. ZN Vision Technologies AG was recorded in the register of companies at Bochum district court on February 6, 2001 under the registration number HRB 6954.

II. FINANCIAL YEAR

The financial year is the calendar year.

III. FORMAT AND VALUATION

The presentation and valuation of assets and liabilities in the balance sheets for the period ending December 31, 2003 and 2002 conform to the regulations set down in the German Commercial Code for large corporations and the principles of proper accounting.

Intangible assets are capitalized at acquisition cost and are subject to linear depreciation; additions are subject to pro-rata-temporis depreciation.

The fixed assets are capitalized at acquisition cost plus the individually allocated acquisition costs minus the acquisition cost reductions and scheduled depreciation.

Additions to the fixed assets are subject to scheduled linear depreciation based on the probable service life.

Receivables and other assets are stated at the nominal value, whereby valuation discounts are applied in order to take account of risks. Adequate account is taken of the general interest and credit risk by applying a general bad debt allowance to the trade receivables. In addition, individual bad debt allowances are applied for individual risks.

The cash balance and cash in credit institutions are recorded in the balance sheet at their nominal values.

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

In the accrual of provisions sufficient account is taken for foreseeable risks and uncertain liabilities. The total level of accrued provisions is calculated so that according to reasonable commercial assessment it is appropriate.

The liabilities were stated at their nominal value or at the repayment amount if higher.

IV. EXPLANATORY NOTES ON BALANCE SHEET

The intangible assets contain acquired patents and licences for standard software products.

The inventories pertain to raw material in the form of computer hardware and unfinished goods, which are largely semi-finished ZN Face consoles.

The accounts receivable were T€ 490 on December 31, 2003 and are subject to valuation adjustments of T€ 33. Receivables T€ 344 apply to Viisage Technology Inc. On December 31, 2002, trade receivables were T€ 285 and the valuation adjustments were T€ 27.

As of December 31, 2003, the other assets largely contain receivables from research and development grants (TEUR 229) and receivables owed by the German Tax Department ensuing from tax refund claims (TEUR 44). As of December 31, 2002, the receivables from research and development grants are TEUR 199 and receivables owed by the Inland Revenue Authority of TEUR 44.

Liquid assets on December 31, 2003, consisted of cash and deposits at credit institutions, which are current accounts and highly liquid instruments with maturity of six months or less when acquired, that can be considered to be cash equivalents. On December 31, 2002 liquid assets consist of money market funds (TEUR 434), fixed interest securities (TEUR 514) maturing in February 2003 and cash and deposits at credit institutions (TEUR 1,811).

The capital stock consists of 60.000 individual share certificates with a face value of € 1 as of December 31, 2003 and 2002, respectively.

In the fiscal year 2002 T€ 4.000 was transferred to the capital reserves in line with the stipulations of Para. 272 Section 2 Clause 4 of the German commercial code.

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

As of December 31, 2003 the other provisions include provisions for remuneration (TEUR 205), vacation entitlements (TEUR 67), for restructuring (T€ 60) and risks in connection with research and development grants (TEUR 61). As of December 31, 2002, the other provisions include provisions for remuneration (TEUR 132), vacation entitlements (TEUR 54) and risks in connection with research and development grants (TEUR 35).

As of December 31, 2003 and of December 31, 2002, all liabilities have a time to maturity not greater than one year.

V. EXPLANATORY NOTES ON INCOME STATEMENT

The income statement has been prepared in accordance with the cost categories oriented format.

In the fiscal year 2003 sales revenues are T€ 1,744. These sales revenues contain sales revenues from ZN Face amounting to T€ 602, ZN-Smart Eye to T€ 127, ZN-Phantomas to T€ 60 and support, training and other services amounting to T€ 955. In the fiscal year 2002 sales revenues are T€ 1,417. These sales revenues contain sales revenues from ZN Face amounting to T€ 606, ZN-Smart Eye to T€ 148, ZN-Phantomas to T€ 139 and support, training and other services amounting to T€ 523.

In the fiscal year 2003, sales revenues accounted for Germany T€ 628, EU (without Germany) T€ 153, USA T€ 854 and rest T€ 109. In the fiscal year 2002, sales revenues outside Germany, Austria and Switzerland accounted for T€ 386.

In the fiscal year 2003, the other operating income contains income from research and development grants (T€ 879). The other operating expenses contain legal and consultancy fees (T€ 910), expenses for advertising and travel (T€ 279), expenses for rent (T€152) and expenses for foreign services (T€ 142).

The personnel cost in the fiscal year 2003 amounted to T€ 3,352 with an average number of employees during the year of 55.

The non-cash extraordinary loss incurred in the fiscal year 2002 of TEUR 2.291 resulted from the sale of a participation in Visiomed AG.

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

VI. SUPPLEMENTARY NOTES TO THE FINANCIAL STATEMENTS

The losses ensuing from the ordinary business activities conducted during the fiscal years 2003 and 2002 have been incurred as planned due to market opening activities.

Related party transactions included in the fiscal year 2003:

•	The services ZN AG rendered to Visiomed and Zentrum which are accounted for as other operating expenses (T€ 96).

•	Services rendered by the law firm of White & Case, Feddersen of which supervisory board member Dr. Frank Evers is a partner of T€ 144.

•	Services rendered by the consultancy firm of C.H. Reynolds Luchterhand AG of which supervisory board member Phillip Graf von Hochberg is a partner of T€ 433.

•	Services rendered by Viisage Technology Inc which are accounted for sales (T€ 703) and for other operating income (T€ 130).

•	Services rendered by Novar, a shareholder of ZN AG as of December 31, 2003, (T€ 182).

Related party transactions included in the fiscal year 2002:

•	The services ZN AG rendered to Visiomed and Zentrum which are accounted for as other operating income (TEUR 650).

•	Payments to Zentrum of TEUR 338 including the purchase of IPR’s (T€ 174), rent (TEUR 140) and car expenses (TEUR 11).

•	Services rendered by the law firm of White & Case, Feddersen of which supervisory board member Dr. Frank Evers is a partner of TEUR 95.

•	Services rendered by the consultancy firm of C.H. Reynolds Luchterhand AG of which supervisory board member Phillip Graf von Hochberg is a partner of TEUR 312.

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

VII. RECONCILIATION FROM GERMAN TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) (in thousands)

Net Loss
€
STATEMENT OF OPERATIONS DIFFERENCES

Year ended December 31, 2002
German GAAP, as reported	(4,472)

Differences:
Accounting for investment in Visiomed AG	1,048
Accounting for software	296
Accounting for costs of raising capital	250
Stock option accounting	(2,160)

United States GAAP	(5,038)

Year ended December 31, 2003
German GAAP, as reported	(2,831)

Differences:
Accounting for software	327
Stock option accounting	(2,939)

United States GAAP	(5,443)

€
RECONCILIATION OF NET ASSETS

December 31, 2002
German GAAP, as reported	3,150

Differences:
Accounting for software	517

United States GAAP	3,667

December 31, 2003
German GAAP, as reported	319

Differences:
Accounting for software	844

United States GAAP	1,163

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

VII. RECONCILIATION FROM GERMAN TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

Participating Interests

The Company’s participating interest in Visiomed AG was carried on the cost basis in accordance with German generally accepted accounting principles. In accordance with U.S. generally accepted accounting principles, Visiomed would be consolidated and its financial position and results of operations would be included in the financial statements of the Company. The Company’s ownership percentage in Visiomed was 95,1% at the time Visiomed was sold in July 2002. Since the company was sold during the year ended December 31, 2002, Visiomed would be reported as a discontinued operation under U.S. GAAP.

Intangible Assets

According to German GAAP software development costs are not capitalized. According to U.S. GAAP software development costs must be capitalized, if they are incurred after the point of time the feasibility of the software program is achieved and before general release to customers. Capitalized software costs are amortized over three years. The capitalized costs in 2003 are incurred mainly because of a new release of ZN face.

Capital Reserves

In the financial statements 2002 according to German GAAP the costs incurred in relation to raising capital (transaction costs) in the amount of T€ 250 are expensed as incurred. According to US-GAAP they are recorded as a reduction of the capital received.

Employee and Non-Employee Stock Options

Compensation costs resulting from stock option plans are not recognized as an expense under German generally accepted accounting principles. Under U.S. generally accepted accounting principles the Company applies APB Opinion No. 25 to stock options granted to employees. Under APB No. 25,

ZN VISION TECHNOLOGIES AG

NOTES TO THE AUDITED FINANCIAL STATEMENTS

(German GAAP)

compensation expense is recognized for the difference between the market price of the common stock and the exercise price. In accordance with U.S. GAAP, options to non-employees are accounted for in accordance with Statement of Financial Accounting Standards No. 123. Under FAS 123 the fair value of stock options issued to non-employees is recognized as expense. Compensation non-cash expense is recognized over the vesting period of the options. The offsetting credit is to additional paid-in capital.

VIII. EXECUTIVE AND SUPERVISORY BOARDS OF ZN VISION TECHNOLOGIES AG

The following persons made up the executive board during the fiscal year 2003:

•	Marcel Yon, Essen, Chairman

•	Dr. Stefan Gehlen, Bochum

•	Hartmuth von Maltzahn, Essen

The members of the executive board are freed from the restrictions of Section 181 2. Alt. BGB (German Federal Law), that prohibits a single person from acting on both sides of a transaction.

In the fiscal year 2003, the total remuneration paid to members of the executive board amounted to T€ 604 (T€ 177 from exercise stock option). No loans have been granted to any members of the executive board or the supervisory board.

In the fiscal year 2003, the following persons made up the supervisory board:

•	Dr. Frank Evers, Hamburg, Chairman

•	Dr. Christoph v.d. Malsburg, Bochum

•	Patrick Boos, München

•	Bernd Heinen, Neuss

•	Phillip Graf von Hochberg, Frankfurt/Main

•	Georg Ludwig, Düsseldorf

IX. Statements of cash flows (US-GAAP)

STATEMENTS OF CASH FLOWS

(in thousands) (US-GAAP)

	Year ended December 31
	2003	2002
	T€	T€
Cash flows from operating activities
Net loss	-5,443	-5,038
Depreciation and amortization	528	300
Non cash compensation	2,939	2,160

Changes in operating assets and liabilities:	-1,976	-2,578
Change in stock	-52	-28
Change in accounts receivable from trading	-199	-28
Change in trade accounts payable	24	17
Change in short-term provisions	288	60
Change in other assets	-27	-67
Change in other liabilities, accounts due to affiliated companies and in advance payments received	309	-502
Cash flows from operating activities	-1,633	-3,126

Cash flows from investing activities
Investments in fixed assets, property, plant and intangible assets	-757	-761
Deposits of transfer of fixed assets, property, plant and intangible assets	1	29
Investments in financial assets	—	1,140

Cash flows used by investing activities	-756	-408

Cash flows from financing activities
Increase in capital	—	10
Sale of capital stock	—	3,750

Cash flows from financing activities	—	3,760

Net increase/decrease in cash	-2,389	1,042
Cash at the beginning of the period	2,759	1,717

Cash at end of the period	370	2,759

Supplemental disclosure of cash flow information
Cash paid for interest	0	2